Subsequent Events	9 Months Ended	12 Months Ended
	Oct. 14, 2021	Dec. 31, 2021
Subsequent Events
18. Subsequent Events
On January 31, 2022, we signed a lease agreement for office space in New York, New York. The lease will commence upon completion of tenant’s work to ready the space for occupancy and has a term of 94 months. The total fixed lease payments over the
94-month
term of the lease are $7.3 million.
We have evaluated subsequent events and transactions and determined that no other events or transactions met the definition of a subsequent event for purpose of recognition or disclosure in these financial statements.

VPC IMPACT ACQUISITION HOLDINGS [Member]
Subsequent Events
NOTE 10 — SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the audited consolidated financial statements were issued. Based upon this review, the Company did not identify, other than as described below, any subsequent events that would have required adjustment or disclosure in the audited consolidated financial statements.
At a special meeting of stockholders on October 14, 2021 (the “Special Meeting”), the stockholders of the Company voted and approved Proposal Nos. 1 through 8, including the Bakkt Business Combination. On October 15, 2021, subsequent to October 15, 2021, the Company consummated the previously announced merger (the “Merger”), among other transactions (the Merger and other transactions contemplated by the Merger Agreement, collectively the “Business Combination”), pursuant to that certain Agreement and Plan of Merger, dated as of January 11, 2021 (as amended, the “Merger Agreement”), by and among the Company, Pylon Merger Company LLC, a Delaware corporation and direct wholly owned subsidiary of the Company (“Meger Sub”), and Bakkt Opco Holdings, LLC, a Delaware limited liability corporation (f/k/a Bakkt Holdings, LLC) (“Opco”).